EXHIBIT 24
KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below under the heading "Signature" constitutes and appoints either Louis S. Beck or Richard A. Tonges as his/her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2001, including amendments, if any, and to deliver and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing, as fully for all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                        Title                                            Date
/s/ Michael M. Nanosky
-----------------------------
Michael M. Nanosky               President                                    March 8, 2002


/s/ Harry G. Yeaggy
-----------------------------
Harry G. Yeaggy                  Vice Chairman of the Board                   March 14, 2002


/s/ Arthur Lubell
-----------------------------
Arthur Lubell                    Director                                     March 8, 2002


/s/ Richard P. Lerner
-----------------------------
Richard P. Lerner                Director                                     March 8, 2002


/s/ Lucille Hart-Brown
-----------------------------
Lucille Hart-Brown               Director                                     March 8, 2002


/s/ C. Scott Bartlett, Jr.
-----------------------------
C. Scott Bartlett, Jr.           Director                                     March 8, 2002


/s/ Paul Tipps
-----------------------------
Paul Tipps                       Director                                     March 8, 2002


/s/ Stephen B. Grossman
-----------------------------
Stephen B. Grossman              Director                                     March 8, 2002


/s/ Howard Nusbaum
-----------------------------
Howard Nusbaum                   Director                                     March 8, 2002

STATE OF NEW JERSEY                 )
                                    ) ss.:
COUNTY OF ESSEX  )


On the 8th day of March 2002, before me personally came Michael M. Nanosky, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/ Lawrence A. Goldman
                                         Lawrence A. Goldman
                                         Attorney-at-Law, State of New Jersey

STATE OF OHIO              )
                           ) ss.:
COUNTY OF HAMILTON  )


On the 14th day of March 2002, before me personally came Harry G. Yeaggy, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/ Mary Ellen Steck
                                         Mary Ellen Steck
                                         Notary Public

STATE OF NEW JERSEY                 )
                                    ) ss.:
COUNTY OF ESSEX  )


On the 8th day of March 2002, before me personally came Arthur Lubell, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                          /s/ Lawrence A. Goldman
                                          Lawrence A. Goldman
                                          Attorney-at-Law, State of New Jersey

STATE OF NEW JERSEY                 )
                                    ) ss.:
COUNTY OF ESSEX  )


On the 8th day of March 2002, before me personally came Richard P. Lerner, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                        /s/ Lawrence A. Goldman
                                        Lawrence A. Goldman
                                        Attorney-at-Law, State of New Jersey

STATE OF NEW JERSEY                 )
                                    ) ss.:
COUNTY OF ESSEX  )


On the 8th day of March 2002, before me personally came Lucille Hart-Brown, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/ Lawrence A. Goldman
                                         Lawrence A. Goldman
                                         Attorney-at-Law, State of New Jersey

STATE OF NEW JERSEY                 )
                                    ) ss.:
COUNTY OF ESSEX  )


On the 8th day of March 2002, before me personally came C. Scott Bartlett, Jr., to me known, and known to me to be he individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/ Lawrence A. Goldman
                                         Lawrence A. Goldman
                                         Attorney-at-Law, State of New Jersey

STATE OF NEW JERSEY                 )
                                    ) ss.:
COUNTY OF ESSEX  )


On the 8th day of March 2002, before me personally came Paul Tipps to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/ Lawrence A. Goldman
                                         Lawrence A. Goldman
                                         Attorney-at-Law, State of New Jersey

STATE OF NEW JERSEY                 )
                                    ) ss.:
COUNTY OF ESSEX  )


On the 8th day of March 2002, before me personally came Stephen B. Grossman, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/ Lawrence A. Goldman
                                         Lawrence A. Goldman
                                         Attorney-at-Law, State of New Jersey

STATE OF NEW JERSEY                 )
                                    ) ss.:
COUNTY OF ESSEX  )


On the 8th day of March 2002, before me personally came Howard Nusbaum., to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/ Lawrence A. Goldman
                                         Lawrence A. Goldman
                                         Attorney-at-Law, State of New Jersey